                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

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                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                                April 26, 1995
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                      (Date of earliest event reported)



                            NATIONAL REALTY, L.P.
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            (Exact name of registrant as specified in its charter)



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
        Delaware                              1-9648                           75-2163175
- ---------------------                    ---------------                    ----------------
(State or other jurisdiction             (Commission File                     (IRS Employer
  of incorporation)                           Number)                         Identification
                                                                              No.)
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10670 North Central Expressway
Suite 300
Dallas, Texas                                                     75231
- ---------------------------------------                         ---------
(Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code: (214) 692-4700


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On April 26, 1995, Syntek Asset Management, L.P. ("SAMLP"), which serves as the General Partner of National Realty, and the National Realty Oversight Committee announced an agreement had been entered into to nominate a candidate for successor general partner of National Realty and to consummate the 1990 settlement of a class action lawsuit. The nominee for successor General Partner will be an entity controlled by William H. Elliott.

         National Realty, SAMLP, the Oversight Committee and Mr. Elliott executed an Implementation Agreement on January 27, 1995, which sets forth an agreement to nominate the successor general partner, subject to Mr. Elliott's acceptance. On April 20, 1995, Mr. Elliott provided the parties with his acceptance notice, which was acknowledged by the parties on April 26, 1995.

         The press release generally describing this matter and the Implementation Agreement are attached as exhibits to this Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

              Exhibits:

              99.1. Press Release, dated April 26, 1995, regarding Agreement to Nominate Successor General Partner.

              99.2. Implementation Agreement dated January 27, 1995, among National Realty, L.P., Syntek Asset Management, L.P., National Realty, L.P. Oversight Committee and William H. Elliott.

              99.3. First Amendment to the Implementation Agreement dated February 27, 1995.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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                                           NATIONAL REALTY, L.P.

                                           SYNTEK ASSET MANAGEMENT, L.P.
                                           General Partner
                                           By Its Managing General Partner
                                           Syntek Asset Management, Inc.


Dated: April 26, 1995              By:     /s/ Hamilton P. Schrauff
                                           -----------------------------------
                                           Hamilton P. Schrauff
                                           Executive Vice President
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                             NATIONAL REALTY, L.P.
                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX


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
 Exhibit                               Document
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

  99.1           Press Release, dated April 26, 1995, regarding
                 Agreement to nominate Successor General Partner

  99.2 Implementation Agreement dated January 27, 1995, among National Realty, L.P., Syntek Asset
                 Management, L.P., National Realty, L.P.
                 Oversight Committee and William H. Elliott

  99.3 First Amendment to the Implementation Agreement dated February 27, 1995
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